                                                                   EXHIBIT 10.18


                             CONFIDENTIAL TREATMENT

Confidential portions omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                        [CENTERGISTIC SOLUTIONS(TM) LOGO]

                             DISTRIBUTION AGREEMENT
                                     BETWEEN
                       CENTERGISTIC SOLUTIONS INCORPORATED
                                       AND
                             DACON ELECTRONICS PLC.

                                                               July 21, 2000   *

                             DISTRIBUTION AGREEMENT

         This DISTRIBUTION AGREEMENT ("Agreement") entered into as of August 1, 2000 between Centergistic Solutions Incorporated ("Centergistic"), with its principal place of business at 2045 West Orangewood Avenue, Orange, California (United States of America) 92868 and Dacon Electronics Limited, with its principal place of business at 1 Enterprise Way, Hemel Hempstead, Hertsfordshire, HP2 7YJ, United Kingdom ("Dacon"),

WITNESSETH:

WHEREAS, Centergistic develops and markets software and hardware solutions to be sold into call centers, customer contact centers, and other telephony and data communications environments, and

WHEREAS, Dacon is in the business of marketing, distributing and supporting related products to end-users and assures Centergistic that it has the facilities, personnel, and technical expertise necessary to market, distribute and support the Products in the Territory (as hereinafter defined); and

WHEREAS, Dacon wishes to obtain, and Centergistic is willing to grant Dacon, a limited right to distribute and support the Products (as hereinafter defined), to Named Distributors/Resellers in the Territory.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Centergistic and Dacon, intending to be legally bound, hereby agree as follows:

SECTION 1 - DEFINITIONS

For purposes of this Agreement, the following terms shall have the respective meanings indicated below:

1.1 "Named Distributor/Reseller." Any person or entity who obtains copies of the Products from Dacon to fulfill orders for End-Users for their own internal needs, provided such person or entity is named in advance and Centergistic has approved of their addition to the Named Distributor/Reseller list attached hereto as Exhibit C.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

1.2 "Distributor/Reseller Agreement." The written license statement contained in each Product pursuant to which the Reseller obtains the limited right to use a Product as further described in Exhibit A.

1.3 "Intellectual Property Rights." The intangible legal rights or interests evidenced by or embodied in (1) any idea, design, concept, technique, invention, discovery, or improvement, regardless of patentability, but including patents, patent applications, trade secrets, and know-how; (2) any work of authorship, regardless of copyrightability, but including copyrights and any moral rights recognized by law; and (3) any other similar rights, in each case on a worldwide basis.

1.4 "Products." The products covered by this Agreement include, but are not limited to, the hardware and software provided therewith described in Exhibit A as attached hereto and made a part of this Agreement. Exhibit A may be modified from time to time throughout the term of this Agreement by and at the sole discretion of Centergistic without prior notice to Dacon to reflect changes in specifications, configurations, improvements, enhancements, and other matters relating to the Products, as well as to reflect product line additions or deletions, all without any obligation to re-purchase, replace or otherwise upgrade any existing or prior version or release of that Product which may have been purchased previously by Dacon or any other party.

1.5      "Hardware" means all components, other than Software.

1.6 "Point Release" means modifications or revisions to the Software that solely corrects errors or provides other incidental corrections. Point Releases do no alter the functionality of the Software or add new functions

1.7 "Software" means computer programs, including operating systems software and application (s) software supplied by Centergistic, contained on optical disk, or other media, memory devices, processors or system memory including hardware logic instructions and micro-code.

1.8      "Territory" shall mean the United Kingdom and Europe.

1.9 "First Level Support" means direct calls from End-Users to the Distributor/Reseller's technical staff , which may include operational assistance and problem resolution.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

1.10 "Second Level Support" means calls from Distributor/Reseller's technical staff or to Dacon's central support staff

1.11 "Third Level Support" means calls from Dacon's central support staff to Centergistic's Product Support Specialists and/or Centergistic's Engineering Staff. This assistance may include the creation of patches and/or workarounds, or consultation with other companies that provide components of the Centergistic Product(s). In addition may mean a visit to the End-User's site by a team of Centergistic and Dacon technical support personnel to resolve issues when all efforts to solve a problem remotely are exhausted.

SECTION 2 - GRANT OF DISTRIBUTION RIGHT

2.1 Distribution License. Subject to the terms of this Agreement, Centergistic hereby grants to Dacon, and Dacon hereby accepts from Centergistic, an exclusive, nontransferable license in the Territory to use, sell, perform, display, distribute, support and sublicense the Products to Named
Distributors/Resellers.

2.2 Use. For the purposes of this Agreement, the term "use" shall mean loading, installing, executing or displaying, and storing software on a computer, processor, or controller for the purposes of operating the Products for their intended purposes, or making a copy of software for archival or backup purposes only. Centergistic grants to Dacon a nonexclusive, nontransferable license to use Product software solely in conjunction with the promotion, marketing, sales, installation, servicing and maintaining of Product(s) for which the software was obtained. The foregoing license includes the right to sublicense or transfer the software to Distributors/Resellers of Dacon for use solely with, and for the operation of, the Product upon Dacon's resale of Products to such Distributors/Resellers. Dacon will ensure that Distributors/Resellers notify each End-User that they shall only be granted a non-exclusive license to use, display, or execute the Software solely in conjunction with Centergistic Products. Neither Dacon, its Distributors/Resellers, or End-Users are granted any ownership rights or title to the software, and Dacon shall treat all such software as Centergistic proprietary information. Dacon, its Distributors/Resellers, or End-Users are not licensed to use the software on any other equipment and may not copy, modify, reverse engineer, reverse compile or merge the software without Centergistic's prior written consent. Dacon agrees to enforce the provisions of such licenses with regard to Dacon's Distributors/Resellers.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

2.3 Reserved Rights. All rights not specifically granted to Dacon hereunder are reserved by Centergistic. Except as expressly provided hereunder in connection with the distribution of the Products, Centergistic does not convey any Intellectual Property Rights to Dacon hereunder. Dacon shall have no right whatsoever to receive, review, or otherwise use or have access to the source code for the Products, which are permitted to be distributed by Centergistic only in object code form. Centergistic reserves the right to discontinue developing, producing, licensing, or distributing any of the Products and to modify, replace or add to the Products in its discretion at any time.

2.4 Exclusivity. Dacon will not align itself with, enter into any similar Agreements between, or support, distribute or sell either formally or informally the Products. Centergistic will not directly compete with any of the Named Distributor/Resellers shown at Exhibit C. Centergistic will not establish any indestood that a manufacturer of systems, switches or equipment to which the Products are peripherally integrated or a company which has a global or pre-existing relationship with Centergistic will not be bound by this provision, Paragraph 2.4.

SECTION 3 - MARKETING RELATIONSHIP

3.1 Marketing Efforts and Plans. Dacon shall use reasonable efforts to market the Product to Named Distributor/Resellers hereunder. Dacon shall prepare, adopt and implement a marketing plan of reasonable scope and detail (to be updated annually) for the effective distribution and licensing of the Product, and shall dedicate sufficient personnel and resources for the advancement and accomplishment of such plan.

3.2 Promotional Efforts. Dacon shall use its best efforts to promote vigorously and aggressively the marketing and distribution of the Products to Named Distributor/Resellers in the Territory. Dacon may advertise the Products in advertising media of Dacon's choice, provided that the primary audience or circulation is located in the Territory. Dacon shall make full use of all promotional material supplied by Centergistic. In all advertising and promotion of the Products, Dacon shall comply with Centergistic's standard cooperative advertising policies as specified from time to time by Centergistic.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

3.3 Market Conditions. Dacon shall advise Centergistic promptly concerning any market information that may come to Dacon's attention respecting Centergistic, the Products, Centergistic's market position, or the continued competitiveness of the Products in the marketplace, including charges, complaints, or claims by Distributor/Resellers or other persons about Centergistic or Products and Services. Dacon shall confer from time to time, at the request of Centergistic, on matters relating to market conditions, sales forecasting, and product planning.

3.4 Centergistic Packaging. Dacon shall distribute Products with all packaging, warranties, and disclaimers as shipped by Centergistic and shall require all Named Distributor/Resellers to adhere to the terms of the Distributor/Reseller Agreements applicable to such Products.

SECTION 4 - PRODUCT INSTALLATION, TRAINING & SUPPORT

4.1 Distributor/Reseller Support. Dacon shall provide front-line (first tier) support to its Named Distributor/Resellers in a manner that ensures total satisfaction with the Product as further described in Exhibit B. Dacon further agrees to set and observe standards for response time and service delivery that are consistent with Named Distributor/Reseller needs and the marketplace.

4.2 Technical Expertise. Dacon shall provide, or cause the provision of, configuration, installation, training, maintenance, technical and other services as concerns Products sold by Dacon within the Territory.

4.3 Dacon agrees to designate the appropriate amount of Maintenance Technician(s) who will be responsible for service and operational support requirements for the Named Distributor/Resellers. Dacon shall maintain a level of technical competence that ensures sufficient knowledge of Product to be able to provide successful Product implementations and timely and accurate responses to Distributor/Reseller issues. Dacon must initially become certified by taking prescribed training courses offered by Centergistic. Dacon shall regularly review Centergistic's World Wide Web Site to keep abreast of current technical information. Additional training opportunities may be made available by Centergistic at Dacon's request and expense.

4.4      Point Releases. Dacon will install or have installed mandatory

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

engineering changes, which Centergistic may from time to time deem necessary. In addition, Dacon will promptly install Centergistic-supplied Point Releases and appropriate Software Version Upgrades as they become available. Named Distributor/Reseller systems must be maintained at the latest version in order for Dacon to obtain continuing support for such systems.

4.5 Escrow. Centergistic agrees for the term of this agreement to maintain the Software in escrow with an industry standard software escrow company in the United States. Centergistic will select an escrow company. Dacon will have the right to approve the selection. Until such time as Dacon approves the selection of the escrow company, Centergistic will be relieved of its obligation under this paragraph. Centergistic will maintain the escrow account current by providing the latest version of the Software to the escrow company at least quarterly or sooner should major changes be released (a major change is defined as a change in the version number to left of the point). All costs related to the escrow of the Software are to be born by Dacon.

4.6 Defect Reporting. Dacon shall promptly report any Defects found in Product to Centergistic and shall immediately work with the Named
Distributor/Resellers and, where necessary, Centergistic, to provide a satisfactory workaround for Named Distributor/Reseller's system.

4.7 Dacon shall make available, through itself, a third party, or Centergistic (if Centergistic so desires), to its Named Distributor/Resellers the proper minimum level of training in order to successfully operate the Products. Dacon shall obtain Centergistic approval prior to dissemination of all Distributor/Reseller training manuals, user guides, training presentations or materials to any third party other than a Distributor/Reseller.

SECTION 5 - ORDER PROCEDURE/FORECAST

5.1 Orders. All orders for Product placed by Dacon shall be in writing. Dacon shall order each Product or service by issuing to Centergistic a purchase order specifying the description, including the product code, quantity, purchase price, requested delivery dates and delivery instructions. All such purchase orders shall be deemed to incorporate only the terms and conditions of this Agreement, any other terms in such purchase orders purporting to expand or modify the terms and conditions of this Agreement being expressly rejected, unless previously agreed to by the Parties in

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

writing.

5.2 Controlling Terms. The terms and conditions of this Agreement and of the applicable Centergistic confirmation shall apply to each order accepted or shipped by Centergistic hereunder. Any terms or conditions appearing on the face or reverse side of any purchase order, acknowledgment, or confirmation that are different from or in addition to those required hereunder shall not be binding on the parties, even if signed and returned, unless both parties hereto expressly agree in a separate writing to be bound by such separate or additional terms and conditions.

5.3 Centergistic Acceptance. All purchase orders for Products or services shall be subject to Centergistic's written acceptance, and Centergistic may, in its sole discretion, reject for any reason any and all purchase orders transmitted by Dacon, and Centergistic shall not be held liable under any circumstances for damages resulting from failure to accept submitted purchase orders.

5.4 Order Forecasts. Dacon shall prepare six (6) month rolling forecasts and submit to Centergistic MONTHLY for Centergistic's use in planning. It is expressly acknowledged by Centergistic and Dacon that such forecasts are prepared by Dacon and will be used only by Centergistic with respect to its internal planning and such forecasts do not create any legal obligations for Dacon and shall not be binding and shall not be considered commitments to purchase from Centergistic or any other entity.

5.5 Centergistic Cancellation. Centergistic reserves the right to cancel or suspend any orders placed by Dacon and accepted by Centergistic, or refuse or delay shipment thereof, if Dacon fails (1) to make any payment as provided herein or in any invoice; (2) to meet credit or financial requirements established by Centergistic; or (3) otherwise to comply with the terms and conditions of this Agreement.

5.6 Dacon Cancellation. Once an order has been accepted by Centergistic, it may not be cancelled by Dacon unless (1) Centergistic has failed to ship the order, or any portion thereof, within 10 (ten) days of the date of Centergistic's confirmation of such order; and (2) Dacon provides written notice of such cancellation, and Centergistic acknowledges such cancellation in writing; and (3) Centergistic has not yet shipped the order or portion thereof which Dacon desires to cancel.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

SECTION 6 - PRICES, DISCOUNTS, AND PAYMENT

6.1 Prices to Dacon. The price payable by Dacon for each Product shall be as provided in Exhibit A, Product & Pricing Schedule. Centergistic may, by 90 days written notice to Dacon, change the price for any or all of the Products to the extent not yet covered by an order duly submitted and accepted.

6.2 Taxes. Prices to Dacon do not include taxes of any nature. Dacon shall pay such taxes when invoiced by Centergistic or will supply appropriate tax exemption certificates in a form satisfactory to Centergistic.

6.3 Payment. Dacon shall pay invoices within 30 (thirty) days after the date of Centergistic's invoice or on such terms as may be otherwise specified in Centergistic's invoice. At Centergistic's option, shipments may be made on credit terms in effect at the time an order is accepted. Centergistic reserves the right, upon written notice to Dacon, to declare all sums immediately due and payable in the event of a breach by Dacon of any of its obligations to Centergistic, including the failure of Dacon to comply with credit terms and limitations. Furthermore, Centergistic reserves the right to vary, change, or limit the amount or duration of credit to be allowed to Dacon, either generally or with respect to a particular order.

6.4 Interest. Interest shall accrue on any delinquent amounts owed by Dacon for the Products and Services at the rate of 1.5 percent per month (18% per year), or the maximum rate permitted by applicable law, whichever is less.

6.5      Further payment terms are detailed in Exhibit A.

SECTION 7 - WARRANTY

7.1 Centergistic warrants that the Product hardware of Centergistic's manufacture will conform with its published specification, and to be free from defects in workmanship and material at time of delivery. In the event the hardware is not as warranted at time of delivery, Centergistic agrees to, at its option, repair or replace at its facility, or its designee's facility, any hardware so as to make the hardware conform to this warranty or take back the hardware and refund the purchase price therefore provided: (1) notice of the claimed defect is given in writing to Centergistic within twelve (12) months from date of shipment; and (2) the defective hardware is returned to Centergistic and in accordance with Centergistic's instructions. Centergistic

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

shall return hardware repaired or replaced by Centergistic under this warranty at Centergistic's expense.

7.2 Product software is warranted by Centergistic to be free of media defects at the time of shipment thereof, and to be free of such significant coding errors as would materially impair or prevent operation of the software or the system in accordance with its published specifications. Centergistic agrees to replace such defective media and rectify at its facility, or its designees' facility, such coding errors, and to deliver a modified version of the Product at Centergistic's expense, provided that notice of the claimed defect or error is given in writing to Centergistic within twelve (12) months from date of shipment of such software.

7.3 The warranties provided herein shall be void in the event (i) the Product fails or malfunctions as a result of improper modifications or improper repairs thereto by persons other that Centergistic, or as a result of improper or insufficient maintenance, or (ii) the Product is subjected to accident, abuse, improper use or is exposed to conditions more severe than or not in conformity with those specifications published by Centergistic in the then current applicable equipment's manuals, or (iii) the original Product identification markings have been removed, defaced or altered, or (iv) the Product was not installed in accordance with Centergistic's recommended standard installation and configuration practices current at the time of order, or (v) the Product has been connected directly or indirectly to apparatus or equipment which has not been registered if and to the extent required in accordance with applicable government rules and regulations.

7.4 Unless requested or directed by Centergistic, Dacon shall not modify either the hardware or software provided to it by Centergistic.

7.5 It is understood that Centergistic shall have no responsibility to upgrade its Products under its warranty obligations or otherwise through the installation or provision of new or improved equipment, component or software programs or packages except such engineering improvements introduced by Centergistic during the respective warranty period for such Products which improvements, in Centergistic's sole discretion, constitute a mandatory retrofit.

7.6 Repair and replacement services provided by Centergistic during the scope or duration of the original Warranty period set forth in this Section shall be warranted for the remainder of the original warranty period or for a period of three (3) months whichever is later. Repair and replacement

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

services provided by Centergistic outside the scope or duration of the original warranty period set forth in this section shall be warranted for a period of three (3) months.

7.7 Dacon agrees to honor all replacement requests received from Named Distributor/Resellers pursuant to the terms of the Distributor/Reseller Agreement pertaining to the defective units. Dacon shall instruct all Named Distributor/Resellers to submit all replacement requests to Dacon.

7.8 The sole and exclusive remedy of Dacon and, insofar as the Distributor/Reseller Agreement effectively so provides, as well as their successors and assigns, for any breach of Centergistic's warranty shall be to obtain the replacement of the defective units that are returned to Centergistic's point of shipment, freight prepaid. Dacon shall request return authorization from Centergistic prior to release of the defective units, and Centergistic shall provide annual reimbursement of charges for return freight.

7.9 EQUIPMENT PURCHASED UNDER THIS AGREEMENT MAY CONTAIN NEW AND REMANUFACTURED PARTS THAT ARE EQUIVALENT TO NEW IN PERFORMANCE.

7.10 DISCLAIMER. THE PROVISIONS OF THIS SECTION CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY OF DACON AND THE EXCLUSIVE LIABILITY OF CENTERGISTIC AS CONCERNS A DEFECTIVE PRODUCT, AND ARE IN LIEU OF ANY AND ALL OTHER WARRANTIES, GUARANTEES, PROMISES AND /OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

SECTION 8 - SHIPMENT, DELIVERY, TITLE AND RISK OF LOSS

8.1 Shipment will be made to the extent possible in accordance with the projected shipment dates Centergistic provides to Dacon. Centergistic will pack and package the Product(s) purchased by Dacon in accordance with Centergistic's commercial standards.

8.2 Delivery shall be FCA (Free Carrier - Incoterms 1990), Centergistic's facility in either Orange, CA, St. Louis, MO or Ferrograph's facility in Newcastle, UK. Risk of loss shall pass from Centergistic to Dacon upon delivery as above. Should Dacon not specify a carrier, Centergistic shall arrange for a carrier at Dacon's expense. Should Dacon not take delivery as

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

above, Centergistic may place the Product(s) in storage for and on behalf of Dacon whereupon delivery shall occur, and Centergistic will invoice and Dacon agrees to pay the price for the Product(s). Dacon agrees to be responsible for, and shall pay, all delivery charges including storage costs incurred by Centergistic.

8.3 Title to the Products, excluding software, shall pass from Centergistic to Dacon upon Dacon's full payment of the price for the delivered Products. Dacon agrees that Centergistic shall retain a security interest in the Products until such time as Dacon makes full payment of the price therefore.

8.4 Title to exchange modules sent to Dacon shall pass from Centergistic to Dacon upon delivery to a carrier for transport to Dacon. Title to faulty or failed units sent to Centergistic shall pass from Dacon to Centergistic upon completion of repair at Centergistic's facility. Title to software, which may be incorporated in any exchanged units, shall remain vested in Centergistic or the person who has granted a license in respect thereof to Centergistic.

8.5 Centergistic will bear the risk of loss for items submitted for out of warranty repair from the time received until the time submitted to a carrier for return to Dacon.

8.6 Partial Delivery. Centergistic may make multiple shipments with appropriate partial invoicing issued for each associated shipment.

SECTION 9 - INTELLECTUAL PROPERTY RIGHTS

9.1. Trademarks and Trade Name. Dacon may not use any trade name or trademark (including logotypes) of Centergistic, its parent or any subsidiary or affiliated entity, in its capacity as a Centergistic appointed distributor or otherwise, except in a form and context approved in advance and in writing by Centergistic and then only in full accordance with trade name/trademark use rules and guidelines published by Centergistic or the relevant trade name or trademark owner. The foregoing will apply to all housemarks, trademarks, service marks or trade names of Centergistic its parent or any subsidiary or affiliated entity, whether or not registered, in effect now or in the future, which are known to Dacon or which may be identified to Dacon from time to time (herein, the "Trademarks"). Notwithstanding the foregoing, in no event may Dacon utilize or incorporate any Trademark, including any derivation thereof or mark similar thereto, in its corporate name or any name under which it may conduct business or in association with the sale or promotion of products or services not expressly authorized by and sourced

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

from Centergistic. Dacon will notify Centergistic of any known or suspected use or infringement of any Trademark by any other party.

9.2 Dacon acknowledges that any permitted use of a Trademark extends only to its activities as a Centergistic appointed Product distributor within the Territory pursuant to the terms of this Agreement, and any use of a Trademark outside the Territory is expressly prohibited. All Trademarks are and will at all times remain the exclusive property of Centergistic or the relevant Trademark owner. In no event may Dacon at any time during the term of this Agreement or thereafter, attempt to register or otherwise assert any ownership or other use right with respect to any Trademark.

9.3 Dacon's limited right, if any, to use a Trademark will terminate immediately upon termination of this Agreement, and any and all such use thereafter by Dacon is prohibited. Dacon expressly acknowledges that the Trademarks are valuable assets of their respective owners and that any prohibited or unauthorized use during or after the term of this Agreement will result in substantial damage to such owners.

9.4 Confidential Information. During the course of performance of this Agreement, Centergistic may disclose certain Confidential Information to Dacon (and possibly its parent, Cognitronics Corporation) solely to permit Dacon to perform its obligations under this Agreement. Dacon shall use its best efforts to maintain the secrecy of all such Confidential Information. Dacon shall refrain from using, disclosing, or otherwise exploiting any Confidential Information for any purpose not specifically authorized by Centergistic in this Agreement. All files, lists, records, documents, drawings, specifications, equipment, and computer programs that incorporate or refer to any Confidential Information shall be returned or destroyed promptly upon termination of this Agreement.

9.5 Notification. Dacon shall promptly notify Centergistic of (1) any claims, allegations, or notification that its marketing, licensing, support, or service of the Products and Services may or will infringe the Intellectual Property Rights of any other person or entity; and (2) any determination, discovery, or notification that any person or entity is or may be infringing the Intellectual Property Rights of Centergistic. Dacon shall not take any legal action relating to the protection or defense of any Intellectual Property Rights pertaining to the Products and Services without the prior written approval of Centergistic. Dacon shall assist in the protection and defense of such Intellectual Property Rights.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

9.6      Infringement.

         9.6.1 Centergistic agrees that, except as qualified hereinafter, it will defend, at its own direction, expense, and selection of counsel, all suits against Dacon or Dacon's Distributor/Resellers in the Territory for infringement of any patent or patents, patent applications, design registrations, copyrights, trade secrets or other intellectual property rights covering, or alleged to cover, the Products in the form sold by Centergistic to Dacon, and Centergistic agrees that it will pay all sums which, by final judgment or decree in any such suits, may be assessed against Dacon or Dacon's Distributor/Resellers on account of such infringement, provided that Centergistic shall be given (i) immediate written notice of all claims of any such infringement and of any suits brought or threatened against Dacon or Dacon's Named Distributor/Resellers, and (ii) authority to assume the sole defense thereof through its own counsel and to compromise or settle any suits so far as this may be done without prejudice of the right of Dacon or Dacon's Named Distributor/Resellers to continue the use of the Product(s). If in any such suit so defended, the use of the Product(s) is held to constitute an infringement and its use is enjoined, or if in the light of any claim of infringement Centergistic deems it advisable to do so, Centergistic may procure the right to continue the use of the same for Dacon or Dacon's Named Distributor/Resellers, replace the same with non-infringing items, modify the same so as to be non-infringing, or take back the alleged infringing Product and refund its respective purchase price less a reasonable allowance for use, damage, and obsolescence. Dacon agrees that it will immediately bring to the attention of Centergistic any improper or wrongful use of Centergistic's patents, designs, models, or other similar industrial, commercial, or proprietary rights relating to the Products covered by this agreement which come to its notice.

         9.6.2 Dacon agrees that the indemnification in the above section shall not apply, and moreover shall be extended by Dacon to Centergistic, under circumstances where the infringement claim is based on particular design requirements, specifications, or instructions of Dacon or any of its Distributor/Resellers or the use of the Product(s) by Dacon or any of its Distributor/Resellers in combination with other apparatus not supplied by Centergistic or for a purpose or application inconsistent with that specified in Centergistic's published documentation.

9.6.3 Dacon agrees to indemnify and hold Centergistic, its parent and subsidiary and affiliated entities, including their respective directors, officers, employees, agents and representatives, harmless from and against

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

any and all liabilities, claims, demands, actions, costs or expenses, by whomever asserted and regardless of nature or kind, including without limitation, for personal injuries (including death) and damage to property, whether in tort, contract or otherwise, directly or indirectly, in whole or in part, attributed to or arising out of any act or omission by Dacon, its agents, employees or representatives in the performance or non-performance of its obligations hereunder, including any claims or proceedings arising out of Dacon's alleged non-compliance with applicable laws or regulations, the sale, installation or application of any product or service by Dacon, or for any lapse of required insurance coverage. This indemnity will survive termination of this Agreement.

         9.6.4 Notwithstanding any other provision of this Section 9.5, Centergistic shall not be liable to Dacon for any claim arising from or based upon the combination, operation, or use of any Product with equipment, data, or programming not supplied by Centergistic, or arising from any alteration or modification of Products.

         9.6.5 Centergistic shall have no obligation to Dacon with respect to any infringement involving or concerning the Products except as stated in this Section.

9.7 During the term of this Agreement, Dacon will maintain the following insurance coverage in form and amounts reasonably satisfactory to Centergistic:
(i) Professional Liability insurance; (ii) Public liability insurance, including blanket contractual, bodily injury (including death), and property damage coverage.. Dacon will provide copies of appropriate insurance certificate(s) evidencing such coverage to Centergistic within five (5) days after the signing of this Agreement and thereafter on each annual renewal date thereof or otherwise as may be requested by Centergistic from time to time.

SECTION 10 - LIMITATION OF LIABILITY

10.1 In the event that Centergistic is found liable for damages regardless of the basis on which those damages may be claimed (including, without limitation, fundamental breach, negligence, misrepresentation, or other contract or tort claim, intellectual property indemnity, and/or strict liability), IN NO EVENT WILL CENTERGISTIC'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNT RECEIVED BY CENTERGISTIC FOR THE PRODUCTS AND SERVICES PROVIDED UNDER THIS AGREEMENT WHICH GAVE RISE TO SUCH CLAIM.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

10.2 IN NO EVENT WILL EITHER PARTY BE LIABLE FOR, AND BOTH DACON AND CENTERGISTIC HEREBY WAIVE AS TO THE OTHER PARTY, ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES INCURRED BY THE OTHER PARTY AND ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOSS OF GOOD WILL AND LOST PROFITS OR REVENUE, WHETHER OR NOT SUCH LOSS OR DAMAGE IS BASED IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY, INDEMNITY, OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.3 THE ABOVE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

SECTION 11 - FREEDOM OF ACTION

11.1 Dacon Pricing. Dacon is free to determine its own resale prices for the Products and Services. Although Centergistic may publish suggested list prices, these are suggestions only and are not binding in any way.

11.2 Equitable Dealing. Dacon shall treat Named Distributors/Resellers equitably and shall not discriminate unlawfully among them in prices, terms, allowances, services, or any other manner.

11.3 Relationship of the parties. The relationship of Centergistic and Dacon established by this Agreement is of licensor and licensee, each to constitute an independent contractor. Nothing in this Agreement shall be construed to give either party the power to direct or control the daily activities of the other party, or to constitute the parties as principal and agent, employer and employee, franchisor and franchisee, partners, joint venturers, co-owners, or otherwise as participants in a joint undertaking. Centergistic and Dacon understand and agree that, except as specifically provided in this Agreement, Centergistic does not grant Dacon the power or authority to make or give any agreement, statement, representation, warranty, or other commitment on behalf of Centergistic, or to enter into any contract or otherwise incur any liability or obligation, express or implied, on behalf of Centergistic, or to transfer, release, or waive any right, title, or interest of Centergistic.

SECTION 12 - PROPRIETARY INFORMATION

12.1     The parties contemplate that, during the term of this Agreement,

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

either party may furnish the other confidential and/or proprietary information which is related to the subject matter of this Agreement. Such information shall be held in confidence by the receiving party and, except as explicitly authorized by this Agreement, shall not be published in any form, shall not be used, and shall not be discussed with nor disseminated to any individual or organization other than the parties. Such obligations of confidentiality shall apply for a period commencing upon the Effective Date of this Agreement and extending five (5) years from the termination date of this Agreement. However, such obligations of confidentiality shall not apply to information:

         (a) which is not in writing and clearly marked "Proprietary" or "Confidential." Information transmitted orally or visually may be classified as information pursuant to this provision by so designating at the time of disclosure, followed by a subsequent reduction to writing or other tangible form and submission to the receiving party within thirty (30) days from the date of initial disclosure;

         (b) which is already in the possession of the receiving party or its employees at the time of disclosure as evidenced by prior written documentation;

         (c) which now or hereinafter comes into the public domain without breach of this Agreement;

         (d) which the receiving party rightfully receives from third parties without an obligation of confidentiality;

         (e) which is approved by the disclosing party's written authorization for use or release by the receiving party;

         (f) which is independently developed by the receiving party without breach of this Agreement;

         (g) which is required by law (e.g., an order of a court or data request from an administrative or governmental agency with competent jurisdiction) to be disclosed; provided however, that the receiving party shall provide the disclosing party ten (10) days prior written notice before the disclosure of such information pursuant to this Subparagraph g.

12.2 Each party acknowledges that any breach of any of its obligations with respect to confidentiality or use of confidential information hereunder is

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

likely to cause or threaten irreparable harm to the other party. The parties therefore agree that in the event of such breach by either party, the other party shall be entitled to seek equitable relief to protect its interests, including but not limited to preliminary and permanent injunctive relief, as well as monetary damages.

12.3 The parties agree that the terms and conditions of this Agreement (including, without limitation, all information contained in this Agreement and all attachments to this Agreement) are confidential, and that neither party shall disclose the contents of this Agreement without the prior written consent of the other party (except for such disclosures as are required by law in which case(s) the provisions of Paragraph 12.1(g) will apply); provided, however, that the general existence of this Agreement and identities of the parties hereto shall not be treated as confidential information.

SECTION 13 - TERM AND TERMINATION

13.1 Term. Unless otherwise terminated as provided elsewhere herein, this Agreement will be in effect for a term of thirty six [36] months from the Effective Date and automatically will be renewed for successive one-year terms thereafter, unless either party provides written notice to the other party of its intention not to renew at least ninety (90) days in advance of the end of the initial or then current one-year renewal term.

13.2 Termination Upon Bankruptcy. Centergistic may at any time, in its sole discretion, immediately terminate this Agreement and any purchase order placed hereunder upon written notice to Dacon in the event of (i) the liquidation or insolvency of Dacon, (ii) the appointment of a receiver or similar officer for Dacon, (iii) an assignment by Dacon for the benefit of all or substantially all of its creditors, (iv) entry by Dacon into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, (v) the filing of a meritorious petition in bankruptcy by or against Dacon under any bankruptcy or debtors' laws for its relief or reorganization, (vi) upon Dacon ceasing to be a legal entity in good standing in the local jurisdiction and country of its incorporation or charter or qualified to do business in any country or other governmental jurisdiction of which the Territory may be a part,
(vii) upon the commission of an act of dishonesty or other gross misconduct by any employee, agent or representative of Dacon in connection with its relationship with Centergistic or its support of the Products, or (viii) any other event providing for immediate termination as may be expressly described elsewhere herein.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

13.3 Consequences and Survival. In the event of termination, any provided notice period is solely for the purpose of permitting an orderly transition for both Parties, including the phase out and discontinuance of the support of Products by Dacon, as well as the appointment by Centergistic of any successor service provider. During such notice period, any obligation that Centergistic may have hereunder to sell to Dacon will be limited further in that Centergistic will provide support services to Dacon (i) only to the extent reasonably necessary to satisfy Dacon's Distributor/Reseller requirements existing at the time of the termination notice which reasonably can be satisfied by Centergistic during the notice period, and (ii) only so long as Centergistic determines that Dacon continues to satisfy its obligations under this Agreement, including timely and sufficient payments of all amounts when due. Upon termination, each party's rights and obligations will include but not be limited to the following:

         13.3.1 Dacon will cease to be a Centergistic appointed and authorized service provider and thereafter will not represent itself in any manner whatsoever as such and will not represent or otherwise engage in any practices which might make it appear that Dacon is still a service provider for the Products or representing Centergistic as an appointed service provider. Dacon will take such action as is necessary to comply with this section without cost or expense to Centergistic.

         13.3.2 Dacon will make timely payment of all amounts due and owing under any Centergistic invoice and will not claim or exercise any alleged right of offset against such amounts, whether such claim or alleged right arises as a result of termination or otherwise.

         13.3.3 Dacon will deliver to Centergistic, or to such other party or location specified by Centergistic, within ten days after the date of termination any property of Centergistic, its parent or any subsidiary or affiliated entity, in the possession or under the control of Dacon on the date of termination. Centergistic may retain any amounts due and owing by it to Dacon until these obligations upon termination are fulfilled. In case of non-delivery of any such property, Centergistic may, at its option but without obligation to do so, deduct and retain the full value thereof from any amounts due to Dacon.

         13.3.4 Dacon will cooperate with Centergistic and its designees in all respects to assure an orderly transition and to preserve the business of Centergistic in the Territory for any successor appointed service provider. If applicable and desired by Centergistic, Dacon will assist Centergistic and its

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

designees in obtaining the transfer of telephone numbers and listings to the successor appointed service provider. Following termination, Dacon will immediately refer all inquiries regarding support of the Products to Centergistic or to the successor appointed service provider.

13.4 Upon any termination of this Agreement, Centergistic will have the right to cancel any or all unfilled orders existing on the effective date of termination.

13.5 Each party expressly waives any claim or right to indemnity it may have solely as a result of any termination of this Agreement, it being understood that each party has entered into this Agreement with a full and independent understanding of the financial and other effects upon it or its principals in the event of termination.

SECTION 14 - GENERAL PROVISIONS

14.1 Modifications, Amendments, and Waivers. This Agreement may not be modified or amended, including by custom, usage of trade, or course of dealing, except by an instrument in writing signed by duly authorized officers of both of the parties hereto. Performance of any obligation required of a party hereunder may be waived only by a written waiver signed by a duly authorized officer of the other party, which waiver shall be effective only with respect to the specific obligation described therein. The waiver by either party hereto of a breach of any obligation of the other shall not operate or be construed as a waiver of any subsequent breach of the same provision or any other provision of this Agreement.

14.2 Compliance With Law. Dacon shall comply with all applicable laws and regulations in performing its duties hereunder and in any of its dealings with respect to the Products and Services.

14.3 Records. Dacon shall maintain for at least two (2) years from the date of creation all records, contracts, and accounts relating to the distribution of Products and Services, and shall permit examination thereof by authorized representatives of Centergistic at all reasonable times and at Centergistic's expense in order that Centergistic may verify compliance by Dacon with its obligations under this Agreement.

14.4 Severability. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

WITHOUT LIMITING THE FOREGOING, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT THAT PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH. FURTHER, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT IN THE EVENT ANY REMEDY HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL OTHER LIMITATIONS OF LIABILITY AND EXCLUSION OF DAMAGES SET FORTH HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT.

14.5 Notice and Notice Addresses. All notices, or other communication, from one party to the other under this Contract shall be in writing and sent to the addresses set forth below. Any such notice or other communication shall be sufficiently given if: (1) delivered personally to the address, referred to below, of the party to whom notice is to be given; or (2) sent by pre-paid first class mail, certified mail, registered mail or by nationally-recognized private express courier, to the address, referred to below, of the party to whom notice is to be given.

IF TO CENTERGISTIC:                         IF TO DACON:

CENTERGISTIC SOLUTIONS                      DACON ELECTRONICS PLC
2045 West Orangewood Avenue                 1 Enterprise Way
Orange, California 92868                    Hemel Hempstead
United States of America                    United Kingdom  HP2 7YJ
Attention: David M. Cunningham              Attention: Roy Strutt
Chief Financial Officer                     Managing Director

14.6. Export Control. Both Dacon and Centergistic acknowledge that the Product(s) including related hardware, software and technical materials and documents are subject to export controls under United States of America ("U.S.") Export Administration Regulations and related U.S. Laws. Centergistic hereby advises Dacon of such restriction and Dacon hereby agrees that it will (I) comply strictly with all legal requirements established under these controls,
(ii) cooperate fully with Centergistic in any official or unofficial audit or inspection that relates to these controls, and (iii) not export, re-export, divert, transfer or disclose, directly or indirectly, any Product(s) including hardware, software or technical materials or documents or any direct Product thereof for ultimate delivery to any country (or to any national or resident thereof) which the U.S. Government determines from

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

time to time is a country (or Distributor/Reseller) to which such export, re-export, diversion, transfer or disclosure is restricted, without obtaining the prior written authorization of Centergistic and the applicable U.S. Government agency. Further, the acceptance by Centergistic of any order from Dacon is conditioned upon an Export License being granted by the U.S. Department of Commerce within sixty (60) days or by an extension thereto agreed upon in writing by both Parties, if and to the extent that such an Export License is required by law. Centergistic shall exercise its best efforts to obtain any necessary Export License and shall keep Dacon fully informed in writing as to the status of all such Export Licenses being sought.

14.7.    Construction and Severability.

         14.7.1 The parties acknowledge that this Contract has been prepared and drafted through the efforts of both parties and agree that in the interpretation, construction, and enforcement of the terms and conditions of this Contract, there shall not be applied against either party the normal rule of construction that vague and ambiguous terms are to be construed against the drafting party.

         14.7.2 All references in this Contract to the singular shall include the plural where applicable. Titles and headings to sections or paragraphs in this Contract are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this Contract.

         14.7.3 If any term or provision of this Contract is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

14.8 Assignment. This Agreement, including the rights and duties contained herein, may not be assigned, in whole or in part, by Dacon without the prior written consent of Centergistic. Any act of Dacon, which is or could be construed as an attempt to transfer or assign this Agreement or any of Dacon's rights or obligations hereunder will be ineffectual and considered null and void. Nothing herein will limit Centergistic's ability to transfer or assign any or all of its rights and obligations hereunder as between Centergistic and its parent, subsidiary or affiliated entities, whether as part of any sale, consolidation, merger or other form of corporate reorganization or realignment of corporate responsibilities or otherwise.

14.9     Force Majeure. Provided prompt notice is given to the other, neither

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

party shall be liable for any delay in performance or failure to perform any term or condition of this Agreement (except for the payment of moneys due) caused directly or indirectly by fire, explosion, accident, flood, any regulation, rule, or act of any government or governmental agency; any inability to obtain, or shortage of fuel, power, or transportation; act of God, armed conflicts, civil commotion, or any other case of like character beyond the affected party's reasonable control. Notwithstanding the above, the party so affected or to be affected shall use reasonable efforts to avoid or remove such cause of non-performance and to mitigate its consequences to the other party. If the Force Majeure event continues for a period of sixty (60) days, then the non-affected party shall have the right to immediately terminate this Agreement upon written notice to the affected party.

14.10 Non-waiver. The failure of either party to give notice of non-performance or to enforce or exercise any covenant, right or remedy at law or equity, will not constitute a waiver of the covenant, right or remedy, or preclude either party from exercising same thereafter, or preclude the exercise of any other covenant, right or remedy at law or equity. All remedies available to either party for breach of this Agreement are cumulative and may be exercised concurrently or otherwise.

14.11 Non-Agency Relationship. During the term of this Agreement, Dacon is authorized to represent itself to be an authorized service provider of Centergistic for the installation, maintenance and other Distributor/Reseller support services for the Products, provided that Dacon shall not issue any written or printed matter or advertisement representing itself as such without first securing Centergistic's approval of the form and text thereof. Dacon shall make no other representation concerning its relationship with Centergistic. The parties to this Agreement are independent contractors. It is understood that Dacon is not a legal representative or an agent of Centergistic, its parent or any subsidiary or affiliated entity. Dacon will not assume or create any obligations on behalf of Centergistic, its parent or any subsidiary or affiliated entity, nor will Dacon make any warranties or representations relative to the Products or support services which obligates Centergistic unless authorized in writing by Centergistic. Dacon may not act in any way so as to allow another party to assume that any such agency or representative authority or relationship exists.

14.12 Headings. The headings and titles used in this Agreement are for reference purposes only and will not be deemed a part of this Agreement or as a limitation of the scope of the particular paragraph to which the heading refers.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

14.13 Survival. The following Sections shall survive the termination or expiration of this Agreement: Sections 9, 10, 11, 12, 14.16 and 17. Further neither termination nor expiration of this Agreement shall relieve Dacon of any of its obligations under this Agreement which arose prior to such termination, conclusion or expiration of this Agreement.

14.14 Choice of Law and Resolution of Disputes. To the extent not otherwise prohibited thereunder, Dacon hereby waives the applicability of any local laws to the extent that such laws may act to modify, replace or add to any rights of Dacon or obligations of Centergistic expressly stated in this Agreement, including any such rights or obligations upon termination or in association with Dacon's appointment hereunder.

This Agreement shall be construed in accordance with the laws of the State of California and the parties submit to the jurisdiction of the English courts. In case of any claim or controversy that might arise between the Parties in relation to this Agreement by the Parties hereby subject themselves to arbitration which will be administered by, of called by Dacon, the Judicial Arbitration and Mediation Service of Southern California (or its nearly identical alternative dispute resolution provider) or, if called by Centergistic, by the London Chamber of Commerce. The arbitration shall take place in the local venue and shall be conducted in the English language. Each Party shall bear its own expenses and an equal share of the expenses of the arbitration and the fees of the arbitration service sitting in supervision.

14.15 Language. The Parties acknowledge that they have required that this agreement be drawn up in English. In the event of a conflict between the English and other language versions of this agreement, the English version will prevail.

14.16 Execution in Counterparts and by Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. A facsimile of this Agreement, purchase orders placed hereunder, notices issued hereunder, or signatures thereon, generated in good form by a facsimile machine shall be treated as "original" documents or signatures admissible into evidence unless a document's or signature's authenticity is genuinely placed in question.

         ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all previous agreements and

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

understandings, whether oral or written, express or implied, with respect to the subject matter of this Contract. This Agreement may not be altered, amended, or modified except by written instrument signed by the duly authorized representatives of both parties.

         IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Contract to be executed by their duly authorized representatives as of the last date and year set forth below.

DACON ELECTRONICS PLC                       CENTERGISTIC SOLUTIONS, INC.


By: /s/ Roy A. Strutt                       By: /s/ David M. Cunningham

Name: Roy A. Strutt                         Name: David M. Cunningham

Title: MD                                   Title: Chief Financial Officer

Date: July 31, 2000                         Date: August 4, 2000


   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
    Solutions Incorporated. (C)2000, Centergistic Solutions, Inc. All Rights
                                   Reserved.

EXHIBIT A
PRODUCTS & PRICING
(This Exhibit may be exchanged for a replacement list provided such replacement list is agreed upon in writing by both parties to this Agreement)

PRODUCTS

AgentView
AgentLink
SWD and SWD Plus
AgentView64 Wallboards

Currency: Figures quoted in US Dollars

Terms: Payment is due in US Dollars via wire transfer to Centergistic's bank, which bank will be designated by Centergistic to Dacon pursuant to the Notice provision of this Agreement. Payments are due to Centergistic within 30 days of the date of invoice. For those invoices paid within 20 days of the date of invoice, a three percent (3%) discount will be allowed. Invoices outstanding for a period greater than 30 days shall be deemed delinquent and shall bear late payment fees at one and a half percent (1.5%) per month. Price advantages gained by timely payments will be revoked if the account is delinquent beyond thirty
(30) days and upon notification to Dacon by Centergistic of such delinquency. Dacon will then have five (5) days to cure said delinquency and have prices advantages reinstated. If not cured, Dacon will not be allowed discount for purchases in the subsequent calendar quarter of the date of delinquency.

Volume Discount: As long as the minimum quarterly volume targets shown below are achieved, a four percent (4%) volume discount will be allowed. This discount will be addressed on a calendar basis and a rebate issued if the foregoing condition is met. If the minimums are not achieved each quarter, the volume discount will not be allowed for the subsequent calendar quarter purchases.

Minimum Quarterly Volume Targets:



Volume: Minimum dollar volume of $** per quarter, of which a minimum of $** must be software licenses.

Advertising & Promotion Rebate: For each calendar year that this Agreement is in force, Dacon will earn a two percent (2%) advertising discount for all advertisements placed in an acceptable publication in


* Confidential portions omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

which Centergistic products and the Centergistic logo are prominently displayed. To earn the advertising discount, the specific advertisement must be approved, both as to content and to placement, in writing by Centergistic's Vice President of Marketing prior to the insertion of the advertisement. The total amount paid for all advertisements or promotions reimbursed to Dacon by Centergistic shall not exceed the total purchases by Dacon from Centergistic in the then current calendar year multiplied by two percent (2%). Dacon is not to take a credit; the rebate will be issued as a check within 30 days at the conclusion of each quarter based upon all qualifying orders.

AGENTVIEWII SOFTWARE

          CODE                                                DESCRIPTION                                       PRICE
          ----                                                -----------                                       -----
AVII-HOST                AgentViewII, Single DataSource (NTC, MAX, GenODBC), AgentLinkLE includes RS232-485
                         converter kit                                                                          $ **
AVII-ADDSRC              AgentViewII Additional DataSources (NTC, MAX, GenODBC)                                 $ **
AVII-ADDSRCSYMP          AgentViewII Add Symposium DataSource                                                   $ **
AVII-ADDFDAN             AgentViewII Add FDAN Board Protocol Support                                            $ **
AVII-ADDUDP              AgentViewII Add UDP Board Protocol Support                                             $ **
AVII-ADDNIU              AgentViewII Add Network Interface Unit (per NIU connection, no hardware)               $ **
AVII-UPGAV97             Upgrade to AVII-HOST from AV97-HOST (with same DataSources)                            $ **
AVII-UPGAV               Upgrade to AVII-HOST from AgentView (Windows or DOS)                                   $ **
AVII-UPGSYMPMAX          Upgrade to AVII-HOST SYMP from AVII-HOST                                               $ **
PAGEBREAK-HOST           PageBreak Server, includes 10 address targets                                          $ **
PAGEBREAK-10             PageBreak - 10 additional address targets                                              $ **

 AGENTLINK SOFTWARE

          CODE                                                DESCRIPTION                                       PRICE
          ----                                                -----------                                       -----
ALSERVER                 AgentLink Server (Requires AgentView97/II Host system above)                           $ **
ALCLIENT 1-100           AgentLink Client License Qty 1-100 (per workstation)                                   $ **
ALCLIENT 101-200         AgentLink Client License Qty 101-200 (per workstation)                                 $ **
ALCLIENT 201-500         AgentLink Client License Qty 201-500 (per workstation)                                 $ **
ALCLIENT 501-1250        AgentLink Client License Qty 501-1250 (per workstation)                                $ **
ALCLIENT 1250+           AgentLink Client License Qty 1251+ (per workstation)                                   $ **

NOTE 1: AgentLinkLE is provided with all HOST systems. It allows the user to evaluate the AgentLink application with the Server and 2 Client Workstations. On conversion to a 'fully licensed system' (>2 users and absence of 'warning dialog'), user must purchase ALSERVER and ALCLIENT licenses for ALL workstations (including the 2 provided with AgentLinkLE).

NOTE 2: ALCLIENT Licenses are priced on a PER SITE BASIS. For example: Adding 15 additional ALCLIENTs to an existing 95 Client system will be priced at 15 x ALCLIENT 101-200 (for a total of $ **).

NOTE 3: ALCLIENT Licenses permit the use of both the `standard' AgentLink Client `ribbon' and `ticker' executable (.EXE) interfaces. Additional interfaces may be available in the future, including program components, APIs or toolsets (COM, ActiveX, etc.), and are not included in this License.

PRICING



* Confidential portions omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

AGENTVIEW EXPRESS (SEE ADDITIONAL TERMS BELOW)

          CODE                                                DESCRIPTION                                       PRICE
          ----                                                -----------                                       -----
AVEXPRESS-10        AgentView Express System - Supports 10 DataSets, 10 AgentLink Clients, No Scheduled
                    Messaging, Single Threshold Schedule, Single Source, Max 4 Board addresses, small
                    FDAN/UDP board support only                                                               $ **+ $ initial fee
AVEXPRESS-20        AgentView Express System - Supports 10 DataSets, 20 AgentLink Clients, No Scheduled
                    Messaging, Single Threshold Schedule, Single Source, Max 4 Board addresses, small
                    FDAN/UDP board support only                                                               $ **+ $ initial fee
AVEXPRESS-30        AgentView Express System - Supports 10 DataSets, 30 AgentLink Clients, No Scheduled
                    Messaging, Single Threshold Schedule, Single Source, Max 4 Board addresses, small
                    FDAN/UDP board support only                                                               $ **+ $ initial fee
AVEXPRESS-40        AgentView Express System - Supports 10 DataSets, 40 AgentLink Clients, No Scheduled
                    Messaging, Single Threshold Schedule, Single Source, Max 4 Board addresses, small
                    FDAN/UDP board support only                                                               $ **+ $ initial fee


NOTE: Centergistic Solutions will provide a competitive price credit of $ ** per AgentView Express system for those licenses purchased for exclusive use with the Nortel Networks Symposium Express system.

ADDITIONAL TERMS FOR AgentView Express Software Systems

1. This pricing is based on the assumption that Dacon will sell a minimum of 400 units per year at the rate of 100 per calendar quarter. Pricing is good for the UK and Europe.

2. An initial fee of $50 per unit is charged to cover costs of the Authorization Key, production, and shipping. This initial fee is charged at time of shipment to Dacon.

3. Dacon will place orders in lots with a 10 unit minimum to reduce production and shipping expenses.

4. The product is strictly limited for use behind the respective ACD system permitted by the license - either Nortel Networks Symposium Express or Rockwell Transcend. Use of the product with ANY other switch type will void the agreement.

5. All wallboards used with this system will be purchased through Centergistic Corporation.

6. Cost for upgrades from AVExpress to the full version of AgentView2 will be at the difference between the current transfer price of AgentView2 less the price paid for AV2Express.

7. There will be NO credit given on sales of AV2Express to present AgentView licensees. In other words, no upgrades from AVClassic.

8. Due to the limitation on the wallboard protocols supported, AV2Express will not support the embedded base of AV64 wallboards -- requiring a purchase of new boards or use of AgentView2. No version of AgentView (other than AVClassic) supports the monochrome Litek boards.

9. In addition, the application will be provided for distribution with ALL Symposium Express systems sold by British Telecom and ALL Rockwell Transcend systems sold by Dacon -- and will include a free demonstration period of 90 days. At the end of the 90 day period, the system will terminate operation if the user has not paid for the license and received an Activation Code for the dongle.

10. Activation Codes will be provided by the Centergistic web-based upgrade utility.



* Confidential portions omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

WALLBOARDS

 CODE                                        DESCRIPTION                                       PRICE
 ----                                        -----------                                       -----
AVTC-64           LED Wallboard - 2 rows, 30 - 2" characters, tri-colour display               $ **
WBTC-320          LED Wallboard - 3 rows, 20 - 2" characters, tri-colour display                 See Note 1 below
WBTC-326          LED Wallboard - 3 rows, 26 - 2" characters, tri-colour display                 See Note 1 below
WBTC-332          LED Wallboard - 3 rows, 32 - 2" characters, tri-colour display                 See Note 1 below

Note 1: Price to be determined at time of order, based on quantity ordered, current market price, and availability.

MISC ITEMS

 CODE                                        DESCRIPTION                                       PRICE
 ----                                        -----------                                       -----
AV-NIU              AgentView Network Interface Unit - Includes AV-ADDNIU license               $ **
                    and NIU Hardware for 10Base-T (Ethernet) w/110 or 220v power
                    (please specify). May require AV-RS485.

AV-RS485

                    AgentView RS232C-RS485 Protocol Converter w/110 or 220v power               $ **
                    (please specify).

AV-RSP              AgentView-Remote Support Package -Required and to be provided               $ --
                    by Dacon - Consists of a modem, PC Anywhere, 2 port DigiBoard,
                    Cables,RSP Installation Guide


         All orders submitted by Dacon must carry the Part Codes shown above.



* Confidential portions omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

EXHIBIT B
SUPPORT SERVICES

It is Dacon's responsibility to provide First and Second Tier support to their customers. Centergistic will provide 'Third Tier' support to Dacon and continued maintenance and enhancement of the product. It is the intention of the parties to commence charging end users for support. Recognizing that a "phase-in" period is needed to implement this program, the parties agree to have a mutually agreed upon support program in place by December 1, 2000. At this time, the program will provide for payment to Centergistic for each end-user contract sold, at 57% of the end-user contract price.

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
                            Solutions Incorporated.

EXHIBIT C NAMED DISTRIBUTORS/RESELLERS

Rockwell Electronic Commerce - Transcend & Spectrum Product Line British Telecom
- Customer Premise Equipment Product Line Nortel European Distributors - Customer Premise Equipment Product Lines Lucent Resellers - Definity Product Line

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

   Confidential Distribution Agreement by and between Centergistic Solutions Incorporated and Dacon Electronics. Page 2 of 32 pages in total. This document is CONFIDENTIAL and is not to be copied or otherwise distributed without the express written permission of David M. Cunningham, VP/CFO of Centergistic
                            Solutions Incorporated.